UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2017 (January 27, 2017)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 27, 2017, the Board of Directors (the “Board”) of Adobe Systems Incorporated (“Adobe”) selected current President and CEO Shantanu Narayen as Chairman of the Board. Mr. Narayen succeeds Co-Chairs and Co-Founders John Warnock and Chuck Geschke, each of whom will continue to serve as a member of the Board. The Board also selected current independent director Jim Daley as Lead Director. A copy of Adobe's related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1    Press release issued on February 1, 2017 entitled “Adobe's Board of Directors Elects Adobe CEO Shantanu Narayen as Chairman”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: February 1, 2017	By:	/s/ Michael Dillon
Michael Dillon
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
99.1	Press release issued on February 1, 2017 entitled "Adobe's Board of Directors Elects Adobe CEO Shantanu Narayen as Chairman"				X

4